                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


      FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of October 28, 2003, among FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC., a Delaware corporation ("Holdings"), FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Borrower), the lenders party to the Credit Agreement referred to below from time to time (the "Lenders"), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent"), FLEET NATIONAL BANK, as Syndication Agent (in such capacity, the "Syndication Agent"), and CREDIT SUISSE FIRST BOSTON, LEHMAN COMMERCIAL PAPER INC. and MORGAN STANLEY SENIOR FUNDING, INC., as Co-Documentation Agents (in such capacity, the Co-Documentation Agents"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.


                              W I T N E S S E T H :

      WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement, dated as of June 19, 2003; and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;



      NOW, THEREFORE, it is agreed;

A.    Amendments to the Credit Agreement

      1. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end thereof:

            "(e) On the First Amendment Effective Date, all outstanding Term Loans of each Lender that has theretofore executed and delivered a counterpart of the First Amendment to the Administrative Agent in accordance with the terms thereof (each such Lender, a "Consenting Lender" and, collectively, the "Consenting Lenders") shall be automatically converted into new term loans hereunder (each such term loan, a "Converted B-1 Term Loan" and, collectively, the "Converted B-1 Term Loans"). On or after the First Amendment Effective Date, each Consenting Lender which holds a Term Note shall be entitled to surrender such Term Note to the Borrower against delivery of a B-1 Term Note completed in conformity with
      Section 1.05; provided that if any such Term Note is not so surrendered then from and after the First Amendment Effective Date such Term Note shall be deemed to evidence the Converted B-1 Term Loans into which the Term Loans theretofore evidenced by such Term Note have been converted. Subject to and upon the terms and conditions set forth herein, each Lender with a B-1 Term Loan Commitment severally agrees to make a term loan or term loans (each, an "Additional B-1 Term Loan" and, collectively, the "Additional B-1 Term Loans" and, together with the Converted B-1 Term Loans, the "B-1 Term Loans") to the Borrower, which Additional B-1 Term Loans shall be incurred pursuant to a single drawing on the First Amendment Effective Date. All B-1 Term Loans (i) shall be denominated in Dollars, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that, except as otherwise specifically provided in Section 1.10(b), all B-1 Term Loans comprising the same Borrowing shall at all times be of the same Type, and (iii) shall be made by each such Lender in that aggregate principal amount which equals the B-1 Term Loan Commitment of such Lender on the First Amendment Effective Date. Once repaid, B-1 Term Loans incurred hereunder may not be reborrowed. Notwithstanding anything to the contrary contained in this Agreement (including, without limitation, in Section 4.02), the proceeds of the Additional B-1 Term Loans (if any) shall be immediately applied by the Borrower to repay all outstanding Term Loans of Non-Consenting Lenders (if any) on the First Amendment Effective Date."

      2. Section 1.03(a) of the Credit Agreement is hereby amended by inserting the text ", B-1 Term Loans" immediately after the text "Term Loans" appearing in clause (iii) of the second sentence of said Section.

      3. Section 1.05(a) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ii) of said Section and
(ii) inserting the following new clause (iv) immediately before the period appearing at the end of said Section:

      ", and (iv) in the case of B-1 Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (each a "B-1 Term Note" and, collectively, the "B-1 Term Notes")".

      4. Section 1.05(b) of the Credit Agreement is hereby amended by (i) inserting "(A)" immediately before the first word thereof and (ii) inserting the following new sub-clause (B) at the end thereof.

            "(B) The B-1 Term Note issued to each Lender that has a B-1 Term Loan Commitment or outstanding B-1 Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Lender or its registered assigns and be dated the First Amendment Effective Date (or, if issued after the First Amendment Effective Date, be dated the date of issuance thereof), (iii) be in a stated principal amount equal to the B-1 Term Loans of such Lender on the First Amendment Effective Date (or, if issued after the First Amendment Effective Date, be in a stated principal amount equal to the outstanding B-1 Term Loans of such Lender at such time) and be payable in the outstanding principal amount of B-1 Term Loans evidenced thereby, (iv) mature on the B-1 Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents."

      5. Section 1.07 of the Credit Agreement is hereby amended by (i) inserting the text ", B-1 Term Loans" immediately after the text "Term Loans" appearing in the first sentence of said Section and (ii) inserting the text ", B-1 Term Loan Commitments" immediately after the text "Term Loan Commitments" appearing in the first sentence of said Section.

      6. Section 3.03 of the Credit Agreement is hereby amended by inserting the following new clause (d) at the end of said Section:

            "(d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total B-1 Term Loan Commitment (and the B-1 Term Loan Commitment of each Lender) shall terminate in its entirety on the First Amendment Effective Date (after giving effect to the incurrence of B-1 Term Loans on such date)."

      7. Section 4.01(a) of the Credit Agreement is hereby amended by (i) inserting the text " B-1 Term Loans," immediately after the text "Term Loans," appearing in clause (i) of said Section, (ii) inserting the text "or B-1 Term Loans" immediately after the text "Term Loans" appearing in clause (ii)(x) of said Section, (iii) deleting the word "and" appearing at the end of clause (iii) of said Section and (iv) inserting the text "; and (v) each voluntary prepayment of B-1 Term Loans pursuant to this Section 4.01(a) shall be applied to reduce the then remaining B-1 Scheduled Repayments on a pro rata basis (based upon the then remaining unpaid principal amounts of such B-1 Scheduled Repayments after giving effect to all prior reductions thereto)" immediately after clause (iv) of said Section.

      8. Section 4.01(b) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

      "Each prepayment of any B-1 Term Loans pursuant to this Section 4.01(b) shall be applied to reduce the then remaining B-1 Scheduled Repayments of the B-1 Term Loans on a pro rata basis (based upon the then remaining unpaid principal amounts of such B-1 Scheduled Repayments after giving effect to all prior reductions thereto)."

      9. Section 4.02(b) of the Credit Agreement is hereby amended by (i) inserting the text "(i)" immediately before the text "In addition" appearing at the beginning of said Section and (ii) inserting the following new sub-clause
(ii) at the end of said Section:

            "(ii) In addition to any other mandatory repayments pursuant to this
      Section 4.02, on each date set forth below (each, a "B-1 Scheduled Repayment Date"), the Borrower shall be required to repay that principal amount of B-1 Term Loans, to the extent then outstanding, as is set forth below opposite each such date (each such repayment, as the same may be reduced as provided in Sections 4.01(a), 4.01(b) or 4.02(g), a "B-1 Scheduled Repayment"):

B-1 Scheduled Repayment Date          Amount
----------------------------          ------
  December 31, 2003                $    750,000

  March 31, 2004                   $    750,000

  June 30, 2004                    $    750,000

  September 30, 2004               $    750,000

  December 31, 2004                $    750,000

  March 31, 2005                   $    750,000

  June 30, 2005                    $    750,000

  September 30, 2005               $    750,000

  December 31, 2005                $    750,000

  March 31, 2006                   $    750,000

  June 30, 2006                    $    750,000

  September 30, 2006               $    750,000

  December 31, 2006                $    750,000

  March 31, 2007                   $    750,000

  June 30, 2007                    $    750,000

  September 30, 2007               $72,000,0000

  December 31, 2007                $72,000,0000

  March 31, 2008                   $72,000,0000

  B-1 Term Loan Maturity Date      $72,000,0000".

      10. Sections 4.02(c), 4.02(d), 4.02(e) and 4.02(f) of the Credit Agreement are each hereby amended by inserting the following text immediately after the words "Term Loans" each place such words appear in each such Section:

      "or, if on or after the First Amendment Effective Date, outstanding B-1 Term Loans, in each case".

      11. Section 4.02(c) of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (iii) of the second parenthetical thereof and

(ii) inserting the following new clause (v) immediately following the end of clause (iv) of such parenthetical:

      ", and (v) equity issued by Holdings to the extent that such proceeds are used, within 90 days after receipt thereof, to redeem or otherwise repurchase outstanding Subordinated Notes so long as no Default or Event of Default then exists or would result therefrom (although if all or any portion of such proceeds are not so used within such 90-day period, such remaining portion shall be applied on the last day of such period as provided below in this Section 4.02(c))".

      12. Section 4.02(g) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

      "The amount of each principal repayment of B-1 Term Loans made as required by Sections 4.02(c), (d), (e) and (f) shall be applied to reduce the then remaining B-1 Scheduled Repayments on a pro rata basis (based upon the then remaining unpaid principal amounts of such B-1 Scheduled Repayments after giving effect to all prior reductions thereto)."

      13. Section 4.02(i) of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iii) thereof and inserting ", (iv) all then outstanding B-1 Term Loans shall be repaid in full on the B-1 Term Loan Maturity Date and" in lieu thereof and (ii) re-designating clause (iv) thereof as clause "(v)".

      14. Section 7.08(a) of the Credit Agreement is hereby amended by inserting the following new sentence at the end of said Section:

      "All proceeds of the Additional B-1 Term Loans (if any) will be used to repay outstanding Term Loans of Non-Consenting Lenders (if any) on the First Amendment Effective Date."

      15. Section 8.01(i) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

      "Promptly, and in any event within three Business Days after any officer of Holdings or any of its Subsidiaries obtains any knowledge thereof, notice of any change in the credit rating assigned by either Rating Agency to the Borrower's long-term non-credit enhanced senior unsecured public debt and the effective date of any such change; provided, however, that
      (i) any such notice only shall be required to be delivered if immediately prior to such change a B-1 Term Loan Pricing Reduction is in effect and such change would cause the B-1 Term Loan Pricing Reduction to no longer be in effect and (ii) any failure or delay in delivering any such notice shall not entitle the Borrower to a B-1 Term Loan Pricing Reduction at a time when the conditions for same have not otherwise been satisfied."

      16. Section 9.08 of the Credit Agreement is hereby amended by amending and restating the parenthetical therein as follows:

      "(other than Capital Expenditures to the extent constituting a Permitted Acquisition or to the extent financed with Net Insurance Proceeds, Net Equity Proceeds or Net Sale Proceeds)".

      17. Section 9.10(i) of the Credit Agreement is hereby amended by (i) deleting the numbers "60" appearing in sub-clause (x) of the proviso thereof and inserting "90" in lieu thereof and (ii) deleting sub-clause (y) of the proviso thereof and inserting the following new sub-clause (y) in lieu thereof:

      "(y) the Borrower may redeem or otherwise repurchase outstanding Subordinated Notes so long as the aggregate principal amount of Subordinated Notes repurchased and redeemed pursuant to this clause (y) does not exceed $75,000,000".

      18. The definition of "Additional Permitted Subordinated Debt" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "Term Loan Maturity Date" appearing in clause (ii) thereof and inserting the text "B-1 Term Loan Maturity Date" in lieu thereof.

      19. The definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text "(ii) in respect of B-1 Term Loans that are maintained as (x) Base Rate Loans, a percentage per annum equal to 1.50%, and (y) Eurodollar Loans, a percentage per annum equal to 2.50%; provided, however, the foregoing percentages in this clause (ii) shall each be reduced by 0.25% per annum at any time, but only for so long as, (A) no Default or Event of Default exists and (B) the Borrower's long-term non-credit enhanced senior unsecured public debt has a publicly announced credit rating of at least BB by S&P and at least Ba2 by Moody's and the Borrower has delivered a written notice to the Administrative Agent to the effect that such credit ratings are in effect (any such reduction, a "B-1 Term Loan Pricing Reduction")," immediately following the text "2.75%," appearing in clause (i) of said definition and (ii) re-designating clause "(ii)" of said definition as clause "(iii)".

      20. The definition of "Commitment" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text ", a B-1 Term Loan Commitment" immediately after the text "Term Loan Commitment" appearing in said definition.

      21. The definition of "Consolidated EBIT" appearing in Section 11.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period before deducting therefrom consolidated interest expense of Holdings and its Subsidiaries for such period (to the extent that such consolidated interest expense was deducted in arriving at Consolidated Net Income for such period) and provision for taxes based on income that were included in arriving at Consolidated Net Income for such period and without giving effect to, without duplication, (v) any extraordinary gains or any extraordinary losses, (w) any gains or losses from sales of assets other than from sales of inventory in the ordinary course of business, (x) any restructuring or impairment charges to the extent reflected as such in the financial statements of Holdings, (y) any nonrecurring charges, and (z) any redemption premium paid by Holdings or the Borrower in connection with any redemption of the 10-3/8% Senior Subordinated Notes or any Subordinated Notes otherwise permitted under this Agreement.

      22. The definition of "Consolidated EBITDA" appearing in Section 11.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto, without duplication, (i) the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period and (ii) the amount of any other non-extraordinary non-cash write-downs or write-offs and other non-extraordinary non-cash charges, in each case that were deducted in arriving at Consolidated EBIT for such period; it being understood that in determining the Senior Leverage Ratio only, Consolidated EBITDA for any period shall be calculated on a Pro Forma Basis to give effect to any Acquired Entity or Business acquired during such period pursuant to a Permitted Acquisition and not subsequently sold or otherwise disposed of by the Borrower or any of its Subsidiaries during such period.

      23. The definition of "Lender Default" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text ", 1.01(e)" immediately after the text "1.01(d)" appearing in said definition.

      24. The definition of "Loan" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "each B-1 Term Loan," immediately after the text "Term Loan" appearing in said definition.

      25. The definition of "Maturity Date" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "the B-1 Term Loan Maturity Date," immediately after the text "Term Loan Maturity Date," appearing in said definition.

      26. The definition of "Minimum Borrowing Amount" appearing in Section
11.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (ii) of said definition and (ii) inserting the text, "and (iv) for B-1 Term Loans, $5,000,000" immediately after the number "$250,000" appearing in said definition.

      27. The definition of "Net Sale Proceeds" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text "or any sale of equipment pursuant to Section 9.02(xi)" immediately following the text "Asset Sale" the first place such text appears therein and (ii) inserting the text "or such sale pursuant to Section 9.02(xi)" immediately following the text "Asset Sale" the second place such text appears therein.

      28. The definition of "Note" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "each B-1 Term Note," immediately after the text "each Term Note," appearing in said definition.

      29. The definition of "Qualified Preferred Stock" appearing in Section
11.01 of the Credit Agreement is hereby amended by deleting the text "Term Loan Maturity Date" appearing in clause (v) thereof and inserting the text "B-1 Term Loan Maturity Date" in lieu thereof.

      30. The definition of "Required Lenders" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) inserting the text ", B-1 Term Loans" immediately after the text "Term Loans" the first place such text appears in said definition and (ii) inserting the text "and B-1 Term Loans" immediately after the text "Term Loans" the second place such text appears in said definition.

      31. The definition of "Tranche" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the word "three" appearing in said definition and inserting the text "four" in lieu thereof and (ii) inserting the text "B-1 Term Loans," immediately after the text "Term Loans," appearing in said definition.

      32. Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

            "Additional B-1 Term Loans" shall have the meaning provided in
      Section 1.01(e).

            "B-1 Term Loan" shall have the meaning provided in Section 1.01(e).

            "B-1 Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I directly below the column entitled "B-1 Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10. Notwithstanding the foregoing, if on the First Amendment Effective Date (immediately prior to the incurrence of Additional B-1 Term Loans on such date) the sum of the B-1 Term Loan Commitments plus the aggregate principal amount of Converted B-1 Term Loans would exceed the aggregate outstanding principal amount of the Term Loans immediately prior to the First Amendment Effective Date, then the B-1 Term Loan Commitments of the Lenders shall be reduced by an amount equal to such excess (with such reduction to apply to proportionately reduce the B-1 Term Loan Commitment of each Lender).

            "B-1 Term Loan Maturity Date" shall mean June 19, 2008.

            "B-1 Term Loan Pricing Reduction" shall have the meaning provided in the definition of the term "Applicable Margin" in Section 11.01.

             "B-1 Scheduled Repayment" shall have the meaning provided in
      Section 4.02(b).

            "B-1 Scheduled Repayment Date" shall have the meaning provided in
      Section 4.02(b).

            "B-1 Term Note" shall have the meaning provided in Section 1.05(a).

            "Consenting Lenders" shall have the meaning provided in Section 1.01(e).

            "Converted B-1 Term Loans" shall have the meaning provided in
      Section 1.01(e).

            "First Amendment" shall mean the First Amendment to this Agreement, dated as of October 28, 2003.

            "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

            "Non-Consenting Lender" shall mean each Lender with outstanding Term Loans that is not a Consenting Lender.

            "Total B-1 Term Loan Commitment" shall mean, at any time, the sum of the B-1 Term Loan Commitments of each of the Lenders at such time.

      33. Section 13.04(b) of the Credit Agreement is hereby amended by inserting the text "or outstanding B-1 Term Loans" immediately after the text "Term Loans" appearing in clause (ii) (y) of said Section.

      34. Schedule I to the Credit Agreement is hereby amended by adding thereto the information set forth on Schedule I attached hereto.

      35. Exhibit A-1 to the Credit Agreement is hereby amended by inserting the text "[B-1 Term Loans]" immediately after the text "[Term Loans] appearing in said Exhibit.

      36. The Credit Agreement is hereby further amended by adding Exhibit B-4 thereto in the form of Exhibit B-4 attached hereto.

      37. Exhibit O to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof a new Exhibit O in the form of Exhibit O attached hereto.

B.    Miscellaneous Provisions

      1. In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby represents and warrants to each of the Lenders that immediately after giving effect to this First Amendment (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date.

      2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

      3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings, the Borrower and the Administrative Agent.

      4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This First Amendment shall become effective on the date (the "First Amendment Effective Date") when:

            (i) Holdings, the Borrower, each Subsidiary Guarantor, the Required Lenders and each Lender with a B-1 Term Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office (but only so long as Consenting Lenders holding outstanding Term Loans in an aggregate principal amount which, when added to the aggregate amount of B-1 Term Loan Commitments of the Lenders, equals at least the aggregate outstanding principal amount of Term Loans on the First Amendment Effective Date (before giving effect to the incurrence (including by way of conversion of Term Loans) of B-1 Term Loans on such date) shall have signed a counterpart of this First Amendment).

            (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders that have requested same an appropriate B-1 Term Note executed by the Borrower in each case in the amount, maturity and otherwise as provided in the Credit Agreement; and

            (iii) all accrued and unpaid interest on all Term Loans shall have been paid in full and all costs of the type described in Section 1.11 of the Credit Agreement shall have been paid in full in connection with the repayment and/or conversion of the Term Loans on the First Amendment Effective Date.

Notwithstanding the foregoing, so long as the First Amendment Effective Date occurs as provided above in this Section B.5, the amendments to the Credit Agreement effected pursuant to Sections A.21 and A.22 hereof shall be deemed effective as of June 19, 2003.

      6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the B-1 Term Loans) shall be fully guaranteed pursuant to the Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Security Documents.

      7. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered as of the date first above written.

                                          FAIRCHILD SEMICONDUCTOR
                                             INTERNATIONAL, INC.



                                          By: /s/ Peter B. Groth
                                              ---------------------------------
                                              Name: Peter B. Groth
                                              Title: Vice President, Treasurer

                                          FAIRCHILD SEMICONDUCTOR
                                             CORPORATION



                                          By: /s/ Peter B. Groth
                                              ---------------------------------
                                              Name: Peter B. Groth
                                              Title: Vice President, Treasurer

                                          FAIRCHILD SEMICONDUCTOR CORPORATION
                                             OF CALIFORNIA
                                          KOTA MICROCIRCUITS, INC.
                                          QT OPTOELECTRONICS, INC.
                                          QT OPTOELECTRONICS



                                          By: /s/ Matthew W. Towse
                                              ---------------------------------
                                              Name: Matthew W. Towse
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                             Individually and as Administrative
                                             Agent



                                         By:  /s/ Gregory Shefrin
                                              ---------------------------------
                                              Name: Gregory Shefrin
                                              Title: Director

                                    SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED
                                    AS OCTOBER 28, 2003, TO THE CREDIT
                                    AGREEMENT, DATED AS OF JUNE 19, 2003, AMONG
                                    FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.,
                                    FAIRCHILD SEMICONDUCTOR CORPORATION,
                                    DEUTSCHE BANK TRUST COMPANY AMERICAS, AS
                                    ADMINISTRATIVE AGENT, FLEET NATIONAL BANK,
                                    AS SYNDICATION AGENT, AND CREDIT SUISSE
                                    FIRST BOSTON, LEHMAN COMMERICIAL PAPER INC.
                                    AND MORGAN STANLEY SENIOR FUNDING, INC., AS
                                    CO-DOCUMENTATION AGENTS

                                    NAME OF INSTITUTION:


                                    Fleet National Bank
                                    -------------------------------------------


                                    By: /s/ William B. Williamson
                                        ---------------------------------------
                                        Name: William B. Williamson
                                        Title: Senior Vice President


                                        Signatures of other members of lending
                                        syndicate omitted.

                                                                      SCHEDULE I


None.

                                                                     EXHIBIT B-4


                              FORM OF B-1 TERM NOTE

$                                                             New York, New York
 --------
                                                                          [Date]

            FOR VALUE RECEIVED, FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to ____________ or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Deutsche Bank Trust Company Americas (the "Administrative Agent") initially located at 90 Hudson Street, Jersey City, New Jersey 07302 on the B-1 Term Loan Maturity Date (as defined in the Credit Agreement referred to below) the principal sum of _____________ DOLLARS ($_____) or, if less, the aggregate unpaid principal amount of all B-1 Term Loans (as defined in the Credit Agreement) made by the Lender pursuant to the Credit Agreement.

            The Borrower also promises to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Credit Agreement.

            This Note is one of the B-1 Term Notes referred to in the Credit Agreement, dated as of June 19, 2003, among Fairchild Semiconductor International, Inc., the Borrower, the lenders from time to time party thereto (including the Lender), the Administrative Agent, Fleet National Bank, as Syndication Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc. and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents (as amended, modified or supplemented from time to time, the "Credit Agreement"), and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Credit Agreement). This Note is secured by the Security Documents (as defined in the Credit Agreement) and is entitled to the benefits of the Guaranties (as defined in the Credit Agreement). This Note is subject to voluntary prepayment and mandatory repayment prior to the B-1 Term Loan Maturity Date, in whole or in part, as provided in the Credit Agreement.

            If an Event of Default (as defined in the Credit Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may become or be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

            The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-4
                                                                          Page 2


            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                    FAIRCHILD SEMICONDUCTOR CORPORATION


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                                                       EXHIBIT O

                               FORM OF ASSIGNMENT
                                       AND
                             ASSUMPTION AGREEMENT*

            This Assignment and Assumption Agreement (the "Assignment"), is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the "Assignor") and [[the] [each] Assignee identified in item [2] [3] below ([the] [each an] "Assignee"). [It is understood and agreed that the rights and obligations of such Assignee hereunder are several and not joint]. Capitalized terms used herein but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. The Standard Terms and Conditions set forth in Annex 1 hereto (the "Standard Terms and Conditions") are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

            For an agreed consideration, the Assignor hereby irrevocably sells and assigns to [the] [each] Assignee, and [the] [each] Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor's rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor's outstanding rights and obligations under the respective Tranches identified below (including, to the extent included in any such Tranches, Letters of Credit and Swingline Loans) (the "Assigned Interest"). [Such] [Each] sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.    Assignor:
                        ------------------------

[2.   Assignee:                                 ]+
                        -------------------------

[2.][3.] Credit Agreement: Credit Agreement, dated as of June 19, 2003, among
                           Fairchild Semiconductor International, Inc.,
                           Fairchild Semiconductor Corporation, the Lenders party thereto from time to time, Deutsche Bank Trust Company Americas, as Administrative Agent, Fleet National Bank, as Syndication Agent, and Credit Suisse First Boston, Lehman Commercial Paper Inc. and Morgan Stanley Senior Funding, Inc., as Co-Documentation Agents (such Credit Agreement, as in affect on the date of this Assignment, being herein called the "Credit Agreement").

-------------
* This form of Assignment and Assumption Agreement should be used by Lenders for an assignment to a single Assignee or to funds managed by the same or related investment managers.

+ Item 2 should list the Assignee if the form is used for a single Assignee. In the case of an assignment to funds managed by the same or related investment managers, the Assignees should be listed in the table under bracketed item 3.

                                                                       EXHIBIT O
                                                                          Page 2


[3.   Assigned Interest:#

                                                                                 Percentage of
                                     Aggregate Amount of        Amount of           Assigned
                                      Commitment/Loans      Commitment/Loans      Commitment/
                Tranche Assigned      for All Lenders           Assigned            Loans@
                ----------------      ---------------           --------            ------
[Name of
Assignee]                               $                       $                        %
                                         ------------            -----------      -------
[Name of
Assignee]                               $                       $                        %]
                                         ------------            -----------      -------

[4.   Assigned Interest:**


                                                                 Percentage of
                     Aggregate Amount of        Amount of           Assigned
                      Commitment/Loans      Commitment/Loans      Commitment/
Tranche Assigned      for All Lenders           Assigned            Loan++
----------------      ---------------           --------            ------
Revolving Loan        $                         $                $
Commitment/
Revolving Loans
Term Loans            $                         $                $
B-1 Term Loans        $                         $                $


Effective Date            ,     , 200  .


-------------
# Insert this chart if this Form of Assignment and Acceptance is being used for assignment to funds managed by the same or related investment managers.

@ Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder for the respective Tranche.

** Insert this chart if this Form of Assignment and Acceptance is being used by a Lender for an assignment to a single Assignee.

++ Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

                                                                       EXHIBIT O
                                                                          Page 3


                                                 Payment Instructions:

                                        ---------------------------------------

                                        ---------------------------------------
                                        Attention:
                                                  -----------------------------
                                        Reference:
                                                  -----------------------------

                                                 Address for Notices:

                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------

                                        Relationship Contact:
                                                             ------------------


          The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR                               ASSIGNEE##
[NAME OF ASSIGNOR]                     [NAME OF ASSIGNEE]



By:                                    By:
   ---------------------------------       ------------------------------------
   Name:                               Name:
   Title:                              Title:


[Consented to and]@@ Accepted:
Deutsche Bank Trust Company Americas,
   as Administrative Agent

By:
   ---------------------------------
   Name:
   Title:

[Consented to:

Fairchild Semiconductor Corporation

By:
   ---------------------------------
   Name:
   Title:]***

-------------
## Add additional signature blocks, as needed, if this Form of Assignment and Assumption Agreement is being used by funds managed by the same or related investment managers.

@@ Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement.

*** Insert only if assignment is being made pursuant to Section 13.04(b)(y) of the Credit Agreement and then only so long as no Default under Section
      10.01 or 10.05 of the Credit Agreement exists and/or no Event of Default exists.

                                                                         ANNEX I

                       Fairchild Semiconductor Corporation

                                CREDIT AGREEMENT

                  STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
                            AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Credit Document or any other instrument or document delivered pursuant thereto, other than this Assignment, or any collateral thereunder, (iii) the financial condition of Holdings or any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by Holdings or any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Documents.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Transferee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.05(a) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision and (v) if it is organized under the laws of a jurisdiction outside the United States, attached to this Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [each] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payment. From and after the Effective Date, the Administrative Agent shall make all payment in respect to the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective

                                                                         Annex I
                                                                          Page 2


Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of the Assignment. THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS).


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